McMoRan Exploration Co.

ENERCOM CONSULTING

The Oil & Gas Conference Denver 2012

James R. Moffett

Co-Chairman of the Board,
President & CEO

August 13, 2012

TRAILBLAZER

MMR LISTED NYSE

www.mcmoran.com

Cautionary Statement

TRAILBLAZER

This is an oral presentation which is accompanied by slides. Readers are urged to review our SEC filings.

This presentation contains forward-looking statements that involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. We caution readers that forward-looking statements are not guarantees of future performance or exploration and development success, and our actual exploration experience and future financial results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities and costs, capital expenditures, reclamation, indemnification and environmental obligations and costs, the potential for or expectation of successful flow tests, anticipated and potential quarterly and annual production and flow rates, reserve estimates, projected operating cash flows and liquidity and other statements that are not historical facts. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they may have on our results of operations or financial condition. Important factors that may cause actual results to differ materially from those anticipated by forward-looking statements include, but are not limited to, those associated with general economic and business conditions, failure to realize expected value creation from acquired properties, variations in the market demand for, and prices of, oil and natural gas, drilling results, unanticipated fluctuations in flow rates of producing wells due to mechanical or operational issues (including those experienced at wells operated by third parties where we are a participant), changes in oil and natural gas reserve expectations, the potential adoption of new governmental regulations, unanticipated hazards for which we have limited or no insurance coverage, failure of third party partners to fulfill their capital and other commitments, the ability to satisfy future cash obligations and environmental costs, adverse conditions, such as high temperatures and pressure that could lead to mechanical failures or increased costs, the ability to retain current or future lease acreage rights, the ability to satisfy future cash obligations and environmental costs, access to capital to fund drilling activities, as well as other general exploration and development risks and hazards, and other factors described in more detail in Part I, Item 1A. "Risk Factors" included in our Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC.

Investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after our forward-looking statements are made, including for example the market prices of oil and natural gas, which we cannot control, and production volumes and costs, some aspects of which we may or may not be able to control. Further, we may make changes to our business plans that could or will affect our results. We caution investors that we do not intend to update our forward-looking statements more frequently than quarterly, notwithstanding any changes in our assumptions, changes in our business plans, our actual experience, or other changes, and we undertake no obligation to update any forward-looking statements.

The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with year-end reserves for 2009, the SEC permits oil and gas companies, in their filings with the SEC, to disclose probable and possible reserves, as such terms are defined by the SEC. We use certain phrases and terms in this presentation, such as "gross unrisked potential" and "reserve potential," which the SEC's guidelines prohibit us from including in filings with the SEC. "Gross unrisked potential" and "reserve potential" do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. We urge you to consider closely the disclosure of proved reserves included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2011.

This presentation contains a financial measure, earnings before interest, taxes, depreciation, amortization and exploration expenses (EBITDAX), commonly used in the oil and natural gas industry but not defined under GAAP. As required by SEC Regulation G, reconciliations of this measure to amounts reported in McMoRan's consolidated financial statements are included in the supplemental schedules of this presentation.

Trailblazer


McMoRan Exploration Co.
TRAILBLAZER
2011 Annual Report and Form 10-K

- **Geologic Success Has Identified Major New Sub-Salt Trend Spanning 200 + Miles on Shelf of GOM/Onshore South LA**
- **Targets Prospects on Large Structures with Multi-Tcfe Potential**
- **Leading the Way in Developing Processes/Technologies to Drill & Produce Ultra-Deep Trend**
- **Success Provides Opportunity to Develop Low-Cost, Long-Term Source of Natural Gas**

Ultra-Deep Findings To Date

	Davy Jones No. 1	Davy Jones No. 2	Blackbeard West No. 1	Blackbeard East	Lafitte
Working Interest	63.4%	63.4%	69.4%	72.0%	72.0%
Net Revenue Interest	50.2%	50.2%	56.5%	57.4%	58.3%
Pay Counts (1)	*200′ Wilcox*	*120′ Wilcox Sands; 192′ Tuscaloosa Sands & Lower Cretaceous Carbonate*	*168′ Miocene; 52′ Oligocene Sand*	*178′ in Miocene Sands; 300′ Sparta Carbonate*	*171′ Miocene; 40′ in Frio; 65′ U. Eocene; 300′ Sparta Carbonate*
Miocene					
Upper				✓	
Middle			✓	✓	✓
Lower			✓		✓
Oligocene			✓		
Frio			*Reached TD in Oligocene @ 32,997′*	✓	✓
Vicksburg				✓	
Eocene					
Upper Eocene					✓
Sparta				✓	✓
Paleocene				*Reached TD in Eocene @ 33,318′*	*Reached TD in Eocene @ 34,162′*
Wilcox	✓	✓			
Cretaceous					
Tuscaloosa	*Reached TD in Paleocene @ 29,000′*	✓			
Lower Cretaceous		✓			
		Reached TD in Lower Cretaceous @ 30,546′			

***NOTE:** Flow testing will be required to confirm the potential hydrocarbons and flow rates from these sandstone and limestone formations.*

(1) All pay counts above reflect net feet of sandstones, with the exception of the Carbonate intervals which represent the gross thickness of the limestone encountered.

Davy Jones #1 Status Report

TRAILBLAZER

- Perforated 165' Successfully with Electric Wireline Casing Guns
- Replacing Seal System and Installing Production Packer to Enable Double Seal Completion
- Measurable Flow Test Expected During August 2012
- Commercial Production Expected Shortly Thereafter

Discovery Well



Top Wilcox
Lower Eocene
Upper Wilcox
Wilcox 1A
Paleocene
Lower Wilcox
Wilcox 1B
A
Perfs:
8c
Top Wilcox 2
4'
B
52'
C
42'
D
Wilcox 2
E
67'
F

Davy Jones # 1
Well Bore Schematic



60"x48"
24" to 1,029 ft
20" to 4,805 ft
13-5/8" to 11,449 ft
11-7/8" to 12,354 ft
9-3/8" to 17,283 ft
7-5/8" to 23,500 ft
Wilcox "B" Sand
Wilcox "C" Sand
Wilcox "D" Sand
Wilcox "F" Sand
5" Liner to 29,091 ft
Dual 3.5" 25,000 psi Subsurface Safety Valves at 250 ft
3.5" Production Tubing to ~16,400' ft
9"x7" High Pressure Heavy Wall Casing Tieback to 16,450 ft
Permanent Packer to be installed at 16,300 ft
4" PBR with Seal Assembly from 16,349 to 16,409 ft
165' of Perforations Commingled between 27,380' and 28,422'
2-7/8" Perforating Guns at 28,705 ft (malfunctioned in March)

Wilcox 'D' Sand Perforating History
Surface Pressure Readings



psi
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Positive Pressure Response
Run in hole with perf guns on wireline
Guns fired
Pull out with guns
Close downhole valve
Shut well in
Required well shut in to skid rig back
Open downhole valve
Attempted to flow well; blockage from drilling fluid associated with initial drilling operations prevented measurable flow test.
12:00 PM
3/24/12
2:24 PM
4:48 PM
7:12 PM
9:36 PM
12:00 AM
3/25/12
2:24 AM
4:48 AM

Ultra-Deep Status Report – Expanding Onshore



Davy Jones Field
#1 – Workover In Progress to Flow Test Wilcox Sands
#2 – Expect to Commence Completion Following Review of Results from #1 Well
Highlander
Onshore South Louisiana
68,000+ Gross Acre Area
Expect to Spud in 2H12
PTD: 30,000'
Targeting Eocene, Paleocene and Cretaceous Objectives
MMR WI: 72%
Lineham Creek
Onshore Cameron Parish, LA
Large Area of Potential Closure
Drilling Below 20,900'; PTD 29,000'
Chevron WI: 50% (Operator)
MMR WI: 36%
~55 miles away
Blackbeard West #2
WI: 69.4%; NRI: 53.1%
Drilling Below 21,400'; PTD: 24,500'
Lafitte
Expect to Submit Development Plans with BSEE in 3Q 2012
Blackbeard East
Submitting Initial Development Plans with BSEE
Plan to Complete/Test Upper Miocene Sands During 2013 with Conventional Equipment
Continue to Evaluate Development of Deeper Zones

Onshore Location   Offshore Location

Pressure and Temperature Data Above 25,000' Indicate "Cupola" Discoveries Could be Developed with Conventional Equipment

TRAILBLAZER

Velocity Anomaly Seen at Blackbeard East Are Visible at Barbosa and Blackbeard West #2


Drilling
West
East
Barbosa
2
Ship Shoal 188
3
Blackbeard West
Blackbeard East
1
"Cupola" Plays
Velocity Anomalies Immediately Below Salt Weld
Salt Weld
-25,000'
-30,000'

Provided Courtesy of Western GECO

Ultra-Deep Prospects/Potential

TRAILBLAZER

Gross Unrisked Potential*:
Shelf Prospects: ~100 Tcfe; Onshore Prospects: ~30 Tcfe


LINEHAM CREEK (in progress)
DAVY JONES
HIGHLANDER
ONSHORE PROSPECT "B"
ENGLAND
BONNET
MMR Wilcox/Cretaceous Play
BLACKBEARD WEST (#2 in progress)
MMR Miocene/Wilcox Play
DRAKE
QUEEN ANNE'S REVENGE
100'
BLACKBEARD EAST
MMR Oligocene/Frio Play
CALICO JACK
BARATARIA
HOOK
BARBOSA
650'
CAPTAIN BLOOD
LAFITTE
MORGAN
Ultra-Deep Discoveries
Ultra-Deep Prospects
McMoRan Acreage
Onshore Ultra-Deep Prospects

* MMR's WI & NRI will vary on a per prospect basis based on unitization and parties' participation.

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential" and "resource potential" which the SEC's guidelines prohibit us from including in filings with the SEC. See Cautionary Statement.

McMoRan's Onshore/Shelf Sub-salt Franchise

TRAILBLAZER

Over $185 Million Spent to-date on Ultra-Deep High-Pressure High-Temperature Technology/Equipment to Advance Davy Jones/Shelf/Onshore Development

Specialty Completion Equipment Includes:

- **25K Well Head & Tree**
- **25K Surface Controlled Sub-surface Safety Valve**
- **3½", 7" and 9" Tubulars and Connections**
- **25K BOP Stack***
- **25K Choke and Kill Manifold***
- **30K Wireline Pressure Control (Lubricator)***
- **30K Kill Pumps, High Pressure Piping and Manifold***





These Investments Expected to Benefit Development of Future Ultra-Deep Discoveries

** Multi-use equipment available for subsequent wells*

June 2012 Central GOM Lease Sale 216/222 Results

TRAILBLAZER

McMoRan Apparent High Bidder on 14 Lease Blocks Associated with Sub-salt Ultra-Deep Plays, Including 8 Blocks with Chevron



DAVY JONES WEST
ENGLAND
BARATARIA
LAFITTE
CALICO JACK
CAPTAIN BLOOD
Joint High Bids with Chevron
Sole High Bids

This new acreage would enhance McMoRan's industry leading sub-salt prospect inventory.

Davy Jones West Ultra-Deep Exploration Prospect



Located in 20 Feet of Water

- **MMR/Chevron Submitted 3 Joint High Bids (50/50) Associated with the Davy Jones West Structure**
  - **Vermilion 70**
  - **Vermilion 52**
  - **South Marsh Island 233**
- **Located 9 Miles West of Davy Jones Discovery**
- **Prospect Would Target Eocene, Paleocene and Cretaceous Objectives**


DAVY JONES
SOUTH MARSH ISLAND N. ADDN
VERMILION
3'
3
C
C'
McMoRan
Davy Jones Discovery
Successfully perforated
165' of Wilcox Sands
McMoRan
Davy Jones Offset Appraisal
Expect to commence completion
following review of #1
Davy Jones Unit
32
49
50
51
52
53
70
71
72
73
220
221
222
223
229
230
231
232
233
234
235
236
243
244
245
246
MMR/CVX High Bids
MMR Lease

Vermilion/South Marsh Island Area

McMoRan

Davy Jones West/Davy Jones Seismic Tie

TRAILBLAZER


Davy Jones Discoveries
Davy Jones West
Davy Jones #2
Davy Jones #1
C'
Discovery
Discovery
Salt
Oligocene
Wilcox
Mesozoic
8
8b
8f
9
10
11

Provided Courtesy of FairfieldNodal

England Ultra-Deep Exploration Prospect

McMoRan

TRAILBLAZER



Located in 30 Feet of Water


CVX/HBP
21
22
23
24
25
40
39
38
37
36
CVX/HBP
CVX/HBP
CVX Lease
MMR/CVX High Bids
MMR Lease

Vermilion Area

- **MMR/Chevron Submitted 4 Joint High Bids (50/50) Associated with the England Structure**
  - **Vermilion 21**
  - **Vermilion 23**
  - **Vermilion 25**
  - **Vermilion 40**
- **Large Primary Structure**
- **Prospect Would Target Eocene, Paleocene and Cretaceous Objectives**

Regional Seismic Tie – England Prospect to Davy Jones Complex



Davy Jones Discovery
NW
SE
27.5 Miles
6.5 Miles
England
Davy Jones West
Davy Jones
Discovery
3
3
Regional Seismic Tie Line
Davy Jones Complex to England Prospect
Salt Weld
Salt Weld
Oligocene
Wilcox
Wilcox
Mesozoic
Mesozoic

Provided Courtesy of WesternGECO/FairfieldNodal

England Seismic Line



South
England "A"
North
D1
D1
C
1
1a
Gas Chimney?
2a
Flat Spot
3a
5
6
Salt Weld
7
8
Wilcox
Oligocene
9
10
Wilcox
11
Mesozoic

Provided Courtesy of Western GECO

Captain Blood Ultra-Deep Exploration Prospect

TRAILBLAZER



Located in 150 Feet of Water



97
96
95
266
SOUTH MARSH ISLAND S. ADDN
267
108
109
110
269
268
113
112
111
EUGENE ISLAND S. ADDN
289
288
124
125
126
290
291
MMR High Bids
MMR Lease

- **MMR Submitted 3 High Bids (100%)**
  - South Marsh Island 112
  - Eugene Island 268
  - Eugene Island 288
- **Targets Include Lower Miocene, Oligocene, Eocene and Paleocene Objectives**

South Marsh Island/Eugene Island Area

Lafitte/Captain Blood Complex

TRAILBLAZER


North
Lafitte Discovery
Western 3D Regional PSTM Data
Northwest - Southeast
Captain Blood
South
C
C
Plio/Pleistocene
Salt
Salt
Upper Miocene
Salt Weld
Upper Miocene
Middle Miocene
Miocene
3
4
Lower Miocene
5
Lower Miocene
Erio
Eocene
Sparta
Wilcox
6
Oligocene
7
Wilcox
Salt Keel
Salt Keel
Mesozoic
Paleozoic
Lafitte Platform
27.7 Miles

Provided Courtesy of Western GECO

Barataria Ultra-Deep Exploration Prospect



Located in 140 Feet of Water

- **MMR Submitted 3 High Bids (100%) Associated with the Barataria/Lafitte Structures**
  - South Marsh Island 80
  - South Marsh Island 91
  - South Marsh Island 92
- **Barataria Located 10 Miles Southwest of Lafitte Structure**
- **Targets Include Miocene, Oligocene and Eocene Objectives**


C
1
MMR Lafitte #1 Drilled
Lafitte
Barataria
C
1
MMR High Bids
MMR Lease

South Marsh Island/Eugene Island Area

McMoRan

Lafitte/Barataria/Captain Blood Seismic Line

TRAILBLAZER



Lafitte Discovery
NW
Lafitte
Barataria
Pennzoil
SMI 97 #4
Captain Blood
SE
1
1
Salt
Upper Miocene
Salt Weld
Middle Miocene
Middle Miocene
Lower Miocene
Lower Miocene
Oligocene
Oligocene
Wilcox
Salt Keel
2
4
5
6
7
8
9
Mesozoic

Provided Courtesy of Western GECO

Calico Jack Ultra-Deep Exploration Prospect



Located in 140 Feet of Water



CVX/HBP
176
177
178
CVX/HBP
CVX/ HBP
189
188
187
204
205
206
MMR/CVX High Bids
MMR Lease

South Timbalier Area

- **MMR/CVX Submitted Joint High Bid (50/50) on South Timbalier Block 178**
- **Targets Include Lower Miocene, Oligocene and Eocene**

Barbosa/Blackbeard/Calico Jack Seismic Line



East
West
Blackbeard Complex Discoveries
Barbosa
Morgan
Blackbeard West
Blackbeard East
Queen Anne's Revenge
Calico Jack
Discovery
Discovery
10 Miles
14.5 Miles
Salt
Salt Weld
Salt Weld
Middle Miocene
Lower Miocene
Middle Miocene
Oligocene
Oligocene
Wilcox
Wilcox
Salt Keel
Mesozoic

Provided Courtesy of Western GECO

Lineham Creek Onshore Sub-salt Exploration Prospect

TRAILBLAZER



Located Onshore in Cameron Parish, LA

- **Large Area of Potential Closure – ~33,000 Gross Acres**
- **Operations Commenced 12/31/11**
- **Drilling Below 20,900'**
- **Targeting Eocene/Paleocene Objectives Below Salt Weld**
- **PTD 29,000'**
- **Chevron is Operator with 50% WI**
- **MMR Participating with 36% WI**

Cross Section


LINEHAM CREEK
S
N
S/L 20571 #1
In Middle Miocene
Lower Miocene
Current Depth 19,000' MD 7/16/12
Salt or Salt Weld
In Oligocene
Eocene
Paleocene (Lower Wilcox)
PTD 29,000' MD
Salt or Salt Weld
Cretaceous (Tuscaloosa)
Salt Keel
-10,000'
-20,000'
-30,000'

Highlander Onshore Sub-salt Exploration Prospect





N
Salt
Salt Keel
S
approx. 30,500 ac.

Located Onshore in Iberia, St. Martin, Assumption and Iberville Parishes

- **Acquired Exploratory Rights to 68,000+ Gross Acre Area**
- **Expect to Commence Drilling of Exploratory Well in 2nd Half of 2012**
- **Proposed Total Depth: 30,000'**
- **Targeting Eocene, Paleocene and Cretaceous Objectives Seen Below Salt in Davy Jones Wells**
- **MMR WI: 72%**

Highlander Cross Section

TRAILBLAZER



HIGHLANDER AREA
Lomond Prospect
NW
SE
-10,000
-15,000
-20,000
-25,000
-30,000
Lower Miocene
Possible Oligocene
Salt Weld
Salt
Eocene
Paleocene (Lower Wilcox)
Upper Cretaceous (Tuscaloosa)
PTD 30,000'

Deepwater vs Shelf Deep Play Lease Bonuses



$.108MM
$2,026MM
$.151MM
$.605MM
$.130MM
England
= 2012 Lease Sale
= Previous Lease Sale
Davy Jones Unit
$1.014MM
Davy Jones West
$.251MM
$.131MM
England / Davy Jones Complex
Area of Interest
MISSISSIPPI
ALABAMA
FLORIDA
LOUISIANA
$105.6MM
Knottyhead
$22.7MM
K2 $.15MM (1989)
Shenzi
$21.7MM
Tahiti Complex
$.23MM (1996)
$14.9MM (2002)
$34.9MM
Friesian
Confirmed Discovery
01-29-09
TD 29,414'
(Lwr Mio)
$61MM
$.30MM (1988-1995)
Maddog Complex
Tonga
$.33MM (1996)
Puma
$55.3MM
Ticonderoga
$23.9MM
$85MM
Heidelberg
Confirmed Discovery
02-02-09
TD 28,500'
(Lwr Mio)
$43.4MM
$32.1MM
Buckskin
Confirmed Discovery
02-04-09
TD 29,404'
(Eocene)
$55MM
Frampton
$3.2MM (1996)
Jolly Red
$81MM
$69.4MM
Green Canyon
Walker Ridge
$90.5MM
$51.1MM
Shenandoah
Confirmed Discovery
02-04-09
(Eocene)
$93MM
*Bid amounts in blue from October 2007 Lease Sale
^Bid amounts in black from prior Lease Sales
0
12 Miles

McMoRan

2012 Outlook Summary

TRAILBLAZER

- **2012 Production Estimate[(1)]**
  - **Annual Average 137 MMcfe/d; 3Q12e – 135 MMcfe/d**
  - **Excludes Potential Production from Davy Jones #1**
  - **Near-Term Production Expected to Increase Once Commercial Production is Established at Davy Jones**
- **2012 EBITDAX Estimate -- ~$175 MM[(2)]**
- **2012 Capital Expenditures Estimate – ~$500 MM**
  - **~ 50% in Exploration; ~ 50% in Development**
  - **Spending Subject to Change, Depending on Drilling Results, Follow-on Development Activities, and General Market Factors**
- **Abandonment Expenditures Estimate – ~$75 MM**

(1) Dependent on the timing of planned recompletions and start ups, production performance, weather and other factors.

(2) Based on 2012 production estimate from existing fields and NYMEX forward curve pricing as of July 11, 2012 (approximately $2.95/MMbtu and $86.50/bbl for remaining 6 months of 2012). Each $0.50/MMbtu change in the natural gas price in the second half of 2012 would have an $8 MM impact and each $10.00/bbl change in oil price would have a $11 MM impact on this estimate. Each 10% change in 2H 2012 production volumes would impact this estimate by $15 MM.

e = estimate. See Cautionary Statement.

McMoRan

Summary

TRAILBLAZER

- Exploration Results Have Validated Geologic Model
- Developed Valuable Engineering Processes/ Technologies to Convert Geologic Success to Commercial Success
- Opportunities to Apply Model and Unlock Additional Value from Acreage/Prospect Inventory
- Success Provides Potential to Add Meaningful Reserves, Production and Asset Values for Shareholders